UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-3632

DWS Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	11/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

NOVEMBER 30, 2006

Semiannual Report
to Shareholders

DWS Intermediate Tax/AMT Free Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. The fund may focus on investments from a single state or sector of the municipal securities markets, which can increase risk because of the factors affecting the state or region, such as economic or fiscal problems. A portion of the fund's returns may be subject to federal, state and local tax. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2006

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class A and during all periods shown for Class B and Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 11, 2001 are derived from the historical performance of Class S shares of DWS Intermediate Tax/AMT Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/06
DWS Intermediate Tax/AMT Free Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	3.38%	4.40%	2.96%	3.88%	4.32%
Class B	2.99%	3.69%	2.17%	3.07%	3.50%
Class C	2.90%	3.61%	2.15%	3.07%	3.51%
Lehman Brothers Municipal Bond Index+	4.53%	6.12%	4.69%	5.40%	5.75%
Lehman Brothers 7-Year Municipal Bond Index++	3.89%	5.09%	3.37%	4.81%	5.23%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns as of 11/30/06
DWS Intermediate Tax/AMT Free Fund	6-Month*	1-Year	Life of Class*
Institutional Class	3.43%	4.67%	3.17%
Lehman Brothers Municipal Bond Index+	4.53%	6.12%	4.55%
Lehman Brothers 7-Year Municipal Bond Index++	3.89%	5.09%	3.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/06	$ 11.21	$ 11.22	$ 11.20	$ 11.21
5/31/06	$ 11.06	$ 11.07	$ 11.06	$ 11.07
Distribution Information: Six Months: Income Dividends as of 11/30/06	$ .22	$ .17	$ .17	$ .23
November Income Dividend	$ .0358	$ .0289	$ .0288	$ .0383
Capital Gains as of 11/30/06	$ .01	$ .01	$ .01	$ .01
SEC 30-day Yield** as of 11/30/06	3.31%	2.64%	2.64%	3.68%
Tax Equivalent Yield** as of 11/30/06	5.09%	4.06%	4.06%	5.66%
Current Annualized Distribution Rate** as of 11/30/06	3.89%	3.13%	3.13%	4.16%

** The SEC yield is net investment income per share earned over the month ended November 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.57% for Class C had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.06% for Class C had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Intermediate Tax/AMT Free Fund — Class A [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/06
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,153	$10,614	$11,766	$14,840
	Average annual total return	1.53%	2.01%	3.31%	4.03%
Class B	Growth of $10,000	$10,069	$10,471	$11,534	$14,109
	Average annual total return	.69%	1.55%	2.89%	3.50%
Class C	Growth of $10,000	$10,361	$10,659	$11,633	$14,117
	Average annual total return	3.61%	2.15%	3.07%	3.51%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,612	$11,473	$13,010	$17,487
	Average annual total return	6.12%	4.69%	5.40%	5.75%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,509	$11,046	$12,645	$16,653
	Average annual total return	5.09%	3.37%	4.81%	5.23%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 11/30/06
DWS Intermediate Tax/AMT Free Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,046,700	$1,062,800
	Average annual total return	4.67%	3.17%
Lehman Brothers Municipal Bond Index+	Growth of $1,000,000	$1,061,200	$1,089,100
	Average annual total return	6.12%	4.55%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $1,000,000	$1,050,900	$1,062,200
	Average annual total return	5.09%	3.20%

The growth of $10,000 and $1,000,000 are cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class A Lipper Rankings — Intermediate Municipal Debt Funds Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	95	of	158	60
3-Year	64	of	134	48
5-Year	68	of	107	63

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Average Annual Total Returns as of 11/30/06
DWS Intermediate Tax/AMT Free Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	3.51%	4.65%	3.21%	4.12%	4.62%
Lehman Brothers Municipal Bond Index+	4.53%	6.12%	4.69%	5.40%	5.75%
Lehman Brothers 7-Year Municipal Bond Index++	3.89%	5.09%	3.37%	4.81%	5.23%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/06	$ 11.21
5/31/06	$ 11.06
Distribution Information: Six Months: Income Dividends as of 11/30/06	$ .23
November Income Dividend	$ .0375
Capital Gains as of 11/30/06	$ .01
SEC 30-day Yield** as of 11/30/06	3.63%
Tax Equivalent Yield** as of 11/30/06	5.58%
Current Annualized Distribution Rate** as of 11/30/06	4.07%

** The SEC yield is net investment income per share earned over the month ended November 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.63% had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.07% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Class S Lipper Rankings — Intermediate Municipal Debt Funds Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	76	of	158	48
3-Year	46	of	134	35
5-Year	47	of	107	44
10-Year	27	of	71	37

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Intermediate Tax/AMT Free Fund — Class S [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended November 30
Comparative Results as of 11/30/06
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,465	$10,993	$12,236	$15,711
	Average annual total return	4.65%	3.21%	4.12%	4.62%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,612	$11,473	$13,010	$17,487
	Average annual total return	6.12%	4.69%	5.40%	5.75%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,509	$11,046	$12,645	$16,653
	Average annual total return	5.09%	3.37%	4.81%	5.23%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and S shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2006 to November 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,033.80	$ 1,029.90	$ 1,029.00	$ 1,035.10	$ 1,034.30
Expenses Paid per $1,000*	$ 3.98	$ 7.84	$ 7.83	$ 2.81	$ 2.65
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,021.16	$ 1,017.35	$ 1,017.35	$ 1,022.31	$ 1,022.46
Expenses Paid per $1,000*	$ 3.95	$ 7.79	$ 7.79	$ 2.79	$ 2.64

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.78%	1.54%	1.54%	.55%	.52%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers of DWS Intermediate Tax/AMT Free Fund. Shelly Deitert is also a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the semiannual period ended November 30, 2006?

A: Municipal bonds delivered strong results over the six months. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a positive total return of 4.53% for the six months ended November 30, 2006.1 The broad taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of 5.93% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

After increasing short-term interest rates by a quarter point at 17 consecutive meetings, the US Federal Reserve Board (the Fed) held rates steady beginning in August. This left the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — at 5.25% at the end of November. Municipal yields fell across all maturities, with the largest declines on the long end of the curve.3 Since a bond's yield moves in the opposite direction of its price, this meant that prices of municipal bonds generally rose.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For much of the period supply nationally was significantly lower as compared to the same period in 2005, although as rates have fallen issuance has shown signs of strengthening. On the demand side, the municipal market has been increasingly driven by institutional investors using nontraditional strategies to benefit in a leveraged fashion from disparities between the tax-free and taxable markets. In addition, there has been strong interest from foreign buyers due to attractive features of the municipal market such as a relatively steep yield curve and low volatility compared to other available markets. The combination of lightening supply of and strong institutional demand for municipal issues contributed to their strong performance relative to many areas of the domestic taxable market.

The municipal bond yield curve flattened during the six-month period. The two-year bond yield decreased 14 basis points from 3.59% to 3.45%, while the 30-year yield fell 62 basis points to 3.91% from 4.53%, resulting in a total flattening of 48 basis points. At the end of the period, the yield curve was actually slightly inverted between two and five years, with the two-year bond yielding 3.45% versus 3.43% for the five-year. (See the Municipal Bond Yield Curve graph for municipal bond yield changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 5/31/06 and 11/30/06)

Source: Municipal Market Data, AAA-rated universe

This chart is not intended to represent the yield of any DWS fund.

Q: How did DWS Intermediate Tax/AMT Free Fund perform for the six-month period ended November 30, 2006?

A: DWS Intermediate Tax/AMT Free Fund Class A shares posted a return of 3.38% over the period ended November 30, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) The fund slightly lagged its average peer in the Lipper Intermediate Municipal Debt Funds category, which returned 3.48%.4 The Lehman Brothers Municipal Bond Index, returned 4.53%, while the Lehman Brothers 7-year Municipal Bond Index returned 3.89%.

4 The Lipper Intermediate Municipal Debt Funds category includes funds that invest in municipal debt issues with dollar-weighted average maturities of five to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Intermediate Municipal Debt Funds category. For the one-, three- and five-year periods this category's average return was 4.58% (158 funds), 2.92% (134 funds) and 4.00% (107 funds), respectively, as of 11/30/06. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the semiannual period?

A: Performance was constrained to a degree by the fund's goal of investing in issues that are not subject to the alternative minimum tax. This limited exposure to lower-quality sectors such as industrial revenue bonds, which outperformed slightly over the period. Prices of lower-quality bonds continued to be supported by a favorable credit environment, allowing investors to benefit from the yield advantage they provide.

We do not try to predict the overall level of interest rates, and attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark. That said, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. In this vein, the flattening of the yield curve has significantly reduced the income advantage provided by longer-term issues. Because of this, our exposure to issues in the 15- to 20-year range is light. The fund's performance was constrained to a degree by its underweighting of longer-maturity intermediate-term issues, as yield declines and corresponding price increases were greater on the longer end of the curve.5 Performance was helped by exposure to bonds that were prerefunded during the period and whose prices benefited from the resulting upgrade to top-tier credit status.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

6 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates. And, that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Recent purchases have been focused on the five- to 10-year area of the curve, as we seek to maintain a neutral stance with respect to duration and interest rate sensitivity.6 If the yield curve reverts to a more normal shape, we believe the intermediate segment of the market may provide stronger relative performance. The fund is currently well-positioned should the yield curve steepen going forward and if quality spreads should widen toward historical averages.

At the end of the period, the 10-year municipal bond was yielding nearly 80% of the comparable maturity US Treasury bond before taking into account the impact of taxes, reflecting in our view a reasonably attractive valuation. We continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	11/30/06	5/31/06

Revenue Bonds	45%	46%
General Obligation Bonds	28%	23%
US Government Secured	21%	25%
Lease Obligations	6%	6%
	100%	100%
Quality	11/30/06	5/31/06

AAA	75%	74%
AA	10%	9%
A	12%	13%
BBB	1%	2%
BB	—	1%
Not Rated	2%	1%
	100%	100%
Effective Maturity	11/30/06	5/31/06

Less than 1 year	9%	6%
1-4.99 years	30%	33%
5-9.99 years	56%	59%
10-15 years	5%	2%
	100%	100%

Weighted average effective maturity: 5.36 years and 5.44 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (% of Total Investment Portfolio)	11/30/06	5/31/06

California	16%	15%
Texas	12%	13%
New York	10%	11%
Illinois	7%	7%
Pennsylvania	5%	5%

State allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 98.6%
Alabama 0.6%
Birmingham, AL, Special Care Facilities Financing Authority Revenue, Methodist Home for Aging, 5.0%, 3/1/2014, Colonial Bank (a)	3,250,000	3,329,495
Lauderdale & Florence Counties, AL, Public Hospital Board Revenue, ETM, 7.0%, 7/1/2007	40,000	40,793
West Jefferson, AL, Amusement & Public Park Authority, Visionland Alabama Project, Prerefunded, 7.5%, 12/1/2008	395,000	402,931
		3,773,219
Alaska 0.5%
Anchorage, AK, General Obligation, Series A, 5.5%, 6/1/2017 (b)	3,035,000	3,329,274
Arizona 1.7%
Arizona, Health Facilities, Authority Hospital System Revenue, ETM, 6.25%, 9/1/2011 (b)	180,000	187,353
Arizona, School District General Obligation, School Facilities Board Revenue:
Series B, 5.25%, 9/1/2017 (b)	2,500,000	2,752,275
5.5%, 7/1/2014	4,000,000	4,329,960
Maricopa County, AZ, Industrial Development Authority, Hospital Facility Revenue, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019 (b)	3,590,000	4,169,282
		11,438,870
Arkansas 0.0%
Drew County, AR, Public Facilities Board, Single Family Mortgage, Series A-2, 7.9%, 8/1/2011	23,703	23,768
Jefferson County, AR, Health Care Facilities, 1978 Conventional Series, ETM, 7.4%, 12/1/2010 (b)	95,000	106,098
Stuttgart, AR, Public Facilities Board, Single Family Mortgage, Series B, 7.75%, 9/1/2011	18,898	19,220
		149,086
California 15.5%
California, Department of Water Resources Power Supply Revenue, Series A, 5.5%, 5/1/2015 (b)	10,000,000	11,067,300
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	7,000,000	7,899,710
California, General Obligation, Economic Recovery, Series A, 5.25%, 7/1/2014 (b)	10,000,000	11,153,300
California, Infrastructure & Economic Development Bank Revenue, Clean Water, State Revolving Fund, 5.0%, 10/1/2017	6,735,000	7,236,219
California, Infrastructure & Economic Development Bank Revenue, Workers Compensation Relief Fund, Series A, 5.0%, 10/1/2015 (b)	7,000,000	7,610,960
California, State General Obligation:
5.0%, 2/1/2012	625,000	640,681
5.0%, 2/1/2013	550,000	586,932
5.0%, 10/1/2016	3,000,000	3,201,270
5.25%, 2/1/2018	5,000,000	5,455,300
6.0%, 4/1/2018	1,700,000	2,032,231
6.3%, 9/1/2011	250,000	280,308
6.75%, 8/1/2011	200,000	227,534
7.2%, 5/1/2008	50,000	52,506
California, Water & Sewer Revenue, Series Y, 5.25%, 12/1/2016 (b)	3,000,000	3,302,970
Emeryville, CA, Redevelopment Agency, Residential Mortgage, ETM, 7.5%, 9/1/2011	90,000	97,835
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency, Series A, ETM, 7.05%, 1/1/2009	7,275,000	7,805,857
Fresno, CA, Multi-Family Housing Revenue, Woodlands Apartments Project, Series A, 6.65%, 5/20/2008	115,000	117,002
Los Angeles, CA, Community Redevelopment Agency, Angelus Plaza Project, Series A, 7.4%, 6/15/2010	1,155,000	1,205,993
Los Angeles, CA, General Obligation:
Series A, 5.0%, 9/1/2019 (b)	6,340,000	6,940,208
Series A, 5.0%, 9/1/2020 (b)	5,915,000	6,459,712
Los Angeles, CA, School District General Obligation, 5.5%, 7/1/2015 (b)	4,000,000	4,476,800
San Bernardino, CA, State General Obligation, City Unified School District, 5.0%, 8/1/2016 (b)	2,615,000	2,879,298
San Diego County, CA, Certificates of Participation, Edgemoor Project & Regional System, 5.0%, 2/1/2017 (b)	2,335,000	2,547,905
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue, Series A, Zero Coupon, 1/15/2012 (b)	825,000	683,339
San Mateo, CA, State General Obligation, Union High School District, 5.0%, 9/1/2016 (b)	2,150,000	2,356,206
South Orange County, CA, Public Finance Authority, Special Tax Revenue, Foothill Area, Series A, 5.25%, 8/15/2016 (b)	6,260,000	6,949,101
Turlock, CA, Public Financing Authority Revenue, 5.25%, 9/1/2015	35,000	36,421
		103,302,898
Colorado 2.0%
Aurora, CO, Centretech Metropolitan District, Series C, 4.875%, 12/1/2028, BNP Paribas (a)	1,280,000	1,301,351
Aurora, CO, Single Family Mortgage Revenue, Series A, 7.3%, 5/1/2010	10,000	10,125
Boulder County, CO, Community Hospital Project Revenue, ETM, 7.0%, 7/1/2009	90,000	94,162
Colorado, Health Facilities Authority Revenue, Weld County General Hospital Project, ETM, 9.375%, 7/1/2009	80,000	86,606
Colorado, Housing Finance Authority, Multi-Family Insured Mortgage, Series C-3, 5.7%, 10/1/2021	310,000	310,366
Colorado, Housing Finance Authority, Single Family Program:
Series A-3, 6.5%, 5/1/2016	70,000	72,430
Series B-3, 6.55%, 5/1/2025	79,000	80,782
Colorado, Transportation/Tolls Revenue, Regional Transportation District Sales Tax, Series B, 5.5%, 11/1/2016 (b)	5,000,000	5,517,650
Denver City & County, CO, Single Family Mortgage Revenue Home, Metro Mayors Caucus, Series C, 5.0%, 11/1/2015	5,000	5,018
Interlocken Metropolitan District, CO, General Obligation, Series A, 5.75%, 12/15/2019 (b)	2,200,000	2,342,032
Jefferson County, CO, General Obligation, School District No. R-001, 5.0%, 12/15/2016 (b)	3,000,000	3,274,740
		13,095,262
Connecticut 1.4%
Connecticut, Hospital & Healthcare Revenue, Windham Community Memorial Hospital, Series C, 5.75%, 7/1/2011	1,700,000	1,713,668
Connecticut, State General Obligation:
Series C, 5.0%, 6/1/2017 (b)	3,170,000	3,507,542
Series A, 5.375%, 4/15/2016	4,000,000	4,361,360
		9,582,570
Delaware 0.0%
Delaware, Economic Development Authority, Peninsula United, Series A, 6.0%, 5/1/2009	35,000	35,867
District of Columbia 0.6%
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 6.0%, 10/1/2013 (b)	3,630,000	4,148,836
Florida 1.6%
Dade County, FL, Health Facilities Authority Hospital Revenue, Baptist Hospital of Miami Project, Series A, 5.75%, 5/1/2021 (b)	4,500,000	5,139,720
Daytona Beach, FL, Water & Sewer Revenue, Series 1978, ETM, 6.75%, 11/15/2007	310,000	317,914
Orange County, FL, Health Facilities Authority Revenue, Advanced Health Systems, ETM, 8.75%, 10/1/2009	440,000	475,838
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2018 (b)	4,000,000	4,390,000
St. John's County, FL, Industrial Development Authority Revenue, Series A, 5.5%, 3/1/2017 (b)	185,000	190,992
		10,514,464
Georgia 3.4%
Athens, GA, Water & Sewer Revenue, ETM, 6.2%, 7/1/2008	425,000	437,231
Barrow County, GA, School District, 5.0%, 2/1/2014	3,000,000	3,271,680
Columbus, GA, Water & Sewer Revenue, 5.25%, 5/1/2015 (b)	1,000,000	1,093,790
Forsyth County, GA, School District General Obligation, 6.0%, 2/1/2014	1,000,000	1,092,400
Fulton Dekalb, GA, Hospital Authority, Hospital Revenue Certificates, 5.25%, 1/1/2016 (b)	8,500,000	9,333,850
Georgia, State General Obligation, 6.75%, 9/1/2010	5,370,000	5,977,401
Savannah, GA, Economic Development Authority Revenue, College of Art & Design:
6.2%, 10/1/2009	825,000	856,350
Prerefunded, 6.5%, 10/1/2013	800,000	875,176
		22,937,878
Hawaii 1.6%
Hawaii, Housing & Community Development, Multi-Family Revenue, Sunset Villas:
5.7%, 7/20/2031	1,090,000	1,152,043
5.75%, 1/20/2036	2,395,000	2,532,808
Hawaii, State General Obligation, Series CI, 4.75%, 11/1/2008	7,050,000	7,207,427
		10,892,278
Illinois 7.2%
Belleville St. Clair County, IL, Single Family Mortgage Revenue, ETM, 7.25%, 11/1/2009	40,000	42,738
Chicago, IL, Core City General Obligation, Capital Appreciation Project, Series A, Step-up Coupon, 0% to 1/1/2011, 5.3% to 1/1/2016 (b)	1,100,000	995,412
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014 (b)	11,570,000	8,830,340
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2011 (b)	5,000,000	4,160,750
Des Plaines, IL, Hospital Facility, Holy Family Hospital:
ETM, 7.0%, 1/1/2007	30,000	30,086
ETM, 7.0%, 1/1/2007 (b)	30,000	30,086
ETM, 7.0%, 1/1/2007 (b)	40,000	40,115
Du Page County, IL, Special Services Area No. 11, 6.75%, 1/1/2014	665,000	708,305
Du Page County, IL, Special Services Area No. 26, Bruce Lake Subdivision, General Obligation:
5.0%, 1/1/2013	65,000	66,922
5.15%, 1/1/2014	65,000	67,218
5.25%, 1/1/2007	45,000	45,037
5.25%, 1/1/2008	50,000	50,553
5.25%, 1/1/2009	50,000	51,021
5.25%, 1/1/2010	55,000	56,581
5.25%, 1/1/2016	150,000	155,024
5.375%, 1/1/2011	60,000	62,494
5.5%, 1/1/2012	35,000	36,907
5.5%, 1/1/2019	255,000	264,532
5.75%, 1/1/2022	300,000	310,320
Granite City, IL, Hospital Facilities Revenue, ETM, 7.0%, 1/1/2008	65,000	66,147
Illinois, Development Finance Authority, Section 8, Series A, 5.2%, 7/1/2008 (b)	15,000	15,062
Illinois, Educational Facilities Authority Revenues, Augustana College:
4.6%, 10/1/2008	95,000	96,188
Prerefunded, 5.0%, 10/1/2013	280,000	286,866
Illinois, Health Facilities Authority, Michael Reese Hospital & Medical Center, ETM, 6.75%, 12/1/2008	95,000	97,816
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008	165,000	165,896
Illinois, Housing Development Authority, Multi-Family Program, Series 3, 6.05%, 9/1/2010	110,000	111,712
Illinois, Transportation/Tolls Revenue, State Toll Highway Authority, Series A, 5.5%, 1/1/2013 (b)	2,200,000	2,427,194
Palatine, IL, Tax Increment Revenue, Dundee Road Development Project, Tax Allocation, 5.0%, 1/1/2015 (b)	9,030,000	9,160,303
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project, Series A, 6.15%, 11/1/2022	1,385,000	1,414,140
Rosemont, IL, Core City General Obligation:
Series A, Zero Coupon, 12/1/2013 (b)	3,865,000	2,965,305
Series A, Zero Coupon, 12/1/2014 (b)	4,000,000	2,941,480
Silvas, IL, Mortgage Revenue:
Series A, 4.9%, 8/1/2011	715,000	739,810
Series A, 5.2%, 8/1/2017	1,285,000	1,358,322
University of Illinois, Higher Education Revenue, AuxiIiary Facilities System:
Series A, 5.5%, 4/1/2015 (b)	3,860,000	4,363,151
Series A, 5.5%, 4/1/2016 (b)	3,580,000	4,075,508
Woodridge, IL, Multi-Family Revenue, Hawthorn Ridge Housing, Series A, 5.65%, 12/20/2032	1,510,000	1,564,103
		47,853,444
Indiana 2.1%
Indiana, Health Facility Authority Revenue, Memorial Hospital, 5.125%, 2/15/2017	1,250,000	1,289,925
Indianapolis, IN, City Core General Obligation, Local Improvements, Series B, 6.0%, 1/10/2013	3,000,000	3,263,130
Indianapolis, IN, State Agency Revenue Lease, Local Improvements, Series D, 6.75%, 2/1/2014	8,000,000	9,190,720
		13,743,775
Iowa 0.3%
Iowa, Hospital & Healthcare Revenue, Finance Authority, 6.5%, 2/15/2007	2,000,000	2,011,220
Kansas 0.5%
Johnson County, KS, School District General Obligation, Unified School District No. 231, Series A, 5.25%, 10/1/2014 (b)	2,220,000	2,476,077
McPherson, KS, Electric Utility Revenue, Prerefunded, ETM, 5.9%, 3/1/2007	800,000	803,800
		3,279,877
Kentucky 0.3%
Kentucky, State Revenue Lease, State Property and Buildings Commission Revenue, Project No. 68, Prerefunded, 5.75%, 10/1/2012	2,000,000	2,159,000
Kentucky, Turnpike Authority, Recovery Road Revenue:
ETM, 6.125%, 7/1/2007	102,000	103,530
ETM, 6.625%, 7/1/2008	80,000	82,358
		2,344,888
Louisiana 1.6%
Iberia, LA, Single Family Mortgage Revenue, 7.375%, 1/1/2011	15,000	15,029
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 144A, 7.95%, 12/1/2013 (b)	2,815,000	3,501,325
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	155,000	164,283
New Orleans, LA, Home Mortgage Authority, Special Obligation, ETM, 6.25%, 1/15/2011	3,654,000	3,980,996
Orleans, LA, Sales & Special Tax Revenue, Levee District Improvement Project, 5.95%, 11/1/2014 (b)	1,165,000	1,190,281
Tensas Parish County, LA, General Obligation, Prerefunded, 7.0%, 9/1/2018	1,615,000	1,707,766
		10,559,680
Maryland 0.1%
Baltimore County, MD, Mortgage Revenue, Three Garden Village Project, Series A, 4.8%, 1/1/2013	430,000	443,373
Massachusetts 1.1%
Boston, MA, Deutsche Altenheim, Series A, 5.95%, 10/1/2018	455,000	491,914
Massachusetts, Bay Transportation Authority Revenue, Series A, 5.75%, 7/1/2015	85,000	90,887
Massachusetts, Bay Transportation Authority, Mass Revenue, Prerefunded, Series A, 5.75%, 7/1/2015	915,000	983,305
Massachusetts, Development Finance Agency, Human Services Provider, Seven Hills Foundation & Affiliates, 4.85%, 9/1/2013 (b)	310,000	318,472
Massachusetts, Industrial Finance Agency, Higher Education, Hampshire College Project, Prerefunded, 5.8%, 10/1/2017	1,655,000	1,716,136
Massachusetts, State General Obligation, Series D, 5.5%, 11/1/2015 (b)	1,000,000	1,139,570
Massachusetts, Water & Sewer Revenue, Pollution Control Revenue, Water Pollution Abatement Trust, Series A, 6.2%, 2/1/2010	10,000	10,021
Somerville, MA, Housing Authority Revenue, Clarendon Project, 4.6%, 11/20/2015	2,325,000	2,389,193
		7,139,498
Michigan 4.0%
Brighton, MI, School District General Obligation, Series II, Zero Coupon, 5/1/2016 (b)	5,000,000	3,477,300
Detroit, MI, Core City General Obligation:
Series B, 5.875%, 4/1/2013 (b)	2,410,000	2,608,897
Series B, 5.875%, 4/1/2014 (b)	2,555,000	2,765,864
Detroit, MI, State General Obligation, Series A-1, 5.375%, 4/1/2016 (b)	2,000,000	2,155,260
Hartland, MI, School District General Obligation, 5.375%, 5/1/2014	3,295,000	3,527,298
Michigan, Higher Education Facility Authority Revenue, Thomas M. Colley Law School, 5.35%, 5/1/2015, National City Bank Midwest (a)	1,200,000	1,234,116
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Gratiot Community Hospital, 6.1%, 10/1/2007	65,000	65,962
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Mercy Mt. Clemens, Series A, 6.0%, 5/15/2014 (b)	3,000,000	3,182,700
Michigan, Water & Sewer Revenue, Municipal Bond Authority, 5.375%, 10/1/2016	6,670,000	7,265,898
Petoskey, MI, Hospital Finance Authority, ETM, 6.7%, 3/1/2007	110,000	110,825
Saginaw, MI, Hospital Finance Authority, Saint Luke Hospital, ETM, 7.5%, 11/1/2010	125,000	135,179
		26,529,299
Minnesota 0.9%
Minnesota, State 911 Revenue, Public Safety Radio Communication System, 5.0%, 6/1/2017 (b)	3,715,000	4,118,003
Minnesota, White Earth Band of Chippewa Indians Revenue, Series A, 144A, 7.0%, 12/1/2011 (b)	2,000,000	2,156,340
Rochester, MN, Saint Mary's Hospital, ETM, 5.75%, 10/1/2007	65,000	65,965
		6,340,308
Mississippi 1.2%
Corinth & Alcorn Counties, MS, Hospital Revenue, Magnolia Regional Health Center Project, Series B, 5.125%, 10/1/2010	360,000	363,377
Lee County, MS, Hospital Systems Revenue, North Mississippi Medical Center Project, ETM, 6.8%, 10/1/2007	35,000	35,776
Lincoln County, MS, Hospital & Healthcare Revenue, Kings Daughters Hospital, Series B, 5.5%, 4/1/2018 (b)	1,345,000	1,396,877
Mississippi, Business Financial Corp., Mississippi Retirement Facilities Revenue, Wesley Manor, Series A, 5.45%, 5/20/2034	2,695,000	2,816,733
Rankin County, MS, School District General Obligation, 5.25%, 2/1/2015 (b)	2,845,000	3,158,177
		7,770,940
Missouri 2.1%
Bridgeton, MO, Industrial Development Authority, Facilities Revenue, Mizpath Assisted Living, Series A, 5.25%, 12/20/2019	145,000	153,691
Missouri, Development Financial Board, Recreation Facilities Revenue, YMCA, Greater St. Louis, Series A, 4.75%, 9/1/2007, Bank of America NA (a)	170,000	171,399
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,680,576
Missouri, State Highways & Transportation Commission, State Road Revenue, 5.0%, 2/1/2017	5,000,000	5,544,900
Missouri, Water & Sewer Revenue, State Revenue Revolving Funds Project, Series C, 5.375%, 7/1/2015	3,495,000	3,953,719
Springfield, MO, Law Enforcement Communication, Certificate of Participation, 5.5%, 6/1/2010	60,000	63,649
St. Louis, MO, Land Clearance Redevelopment Authority, Westminster Place Apartments, Series A, 5.95%, 7/1/2022	450,000	451,656
		14,019,590
Montana 0.0%
Missoula County, MT, Hospital Revenue, ETM, 7.125%, 6/1/2007 (b)	62,000	63,096
Nebraska 0.3%
Nebraska, Investment Finance Authority, Multi-Family Housing, Tara Hills Villa, 4.875%, 1/1/2008	420,000	424,276
Omaha, NE, School District General Obligation, Series A, 6.5%, 12/1/2013	1,500,000	1,773,765
		2,198,041
Nevada 0.0%
Nevada, Housing Division, Single Family Mortgage:
Series B-1, 4.95%, 4/1/2012	75,000	75,472
Series C-1, 5.45%, 4/1/2010	20,000	20,147
		95,619
New Hampshire 0.2%
Manchester, NH, Housing & Redevelopment Revenue Authority:
4.85%, 1/1/2007	130,000	130,100
4.9%, 1/1/2008	145,000	146,483
5.55%, 1/1/2018	185,000	191,593
New Hampshire, Senior Care Revenue, Higher Educational and Health Facilities Revenue, Catholic Charities, Series A, 5.75%, 8/1/2011	980,000	985,508
		1,453,684
New Jersey 3.9%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.375%, 6/15/2014	2,280,000	2,466,435
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series O, 5.0%, 3/1/2017	3,300,000	3,571,293
Series I, 5.25%, 9/1/2024	2,000,000	2,229,700
New Jersey, Sales & Special Tax Revenue, Transportation Trust Fund, Series B, 6.5%, 6/15/2011 (b)	140,000	156,899
New Jersey, State Transit Corp., Certificate of Participation, Federal Transit Administration Grants, Series A, 5.0%, 9/15/2016 (b)	7,000,000	7,628,460
New Jersey, State Transportation Trust Fund Authority, Transportation System:
Series A, 5.25%, 12/15/2014 (b)	2,790,000	3,103,959
Series B, Prerefunded, ETM, 6.5%, 6/15/2011 (b)	85,000	95,525
New Jersey, Transportation/Tolls Revenue, Federal Transportation Administration Grants:
Series B, 5.75%, 9/15/2013 (b)	2,760,000	2,973,983
Series B, 6.0%, 9/15/2015 (b)	500,000	543,160
New Jersey, Transportation/Tolls Revenue, State Highway Authority, Garden State Parkway, 5.5%, 1/1/2014 (b)	2,630,000	2,951,360
Secaucus, NJ, Municipal Utilities Authority, Sewer Revenue, ETM, 6.875%, 12/1/2008	20,000	20,541
		25,741,315
New Mexico 0.0%
New Mexico, Mortgage Finance Authority, Single-Family Mortgage Program:
Series F-3, 5.5%, 7/1/2017	55,000	56,510
Series F-3, 5.6%, 7/1/2028	130,000	133,367
		189,877
New York 10.0%
East Rochester, NY, Housing Authority Revenue, St. Johns Meadow, Series A, 5.125%, 8/1/2018	570,000	585,002
New York, Dormitory Authority, Lease Revenue, Court Facilities, Series A, 5.75%, 5/15/2014	3,715,000	4,148,875
New York, Dormitory Authority, Lutheran Nursing Home:
5.125%, 2/1/2018 (b)	720,000	730,397
6.1%, 8/1/2041 (b)	1,000,000	1,130,040
New York, Dormitory Authority, St. Joseph's Hospital, 5.25%, 7/1/2018 (b)	450,000	463,135
New York, Metropolitan Transportation Authority Revenue, Series A, 5.5%, 11/15/2014 (b)	5,000,000	5,658,900
New York, State Dormitory Authority Revenue, State University Educational Facilities:
Prerefunded, 5.0%, 5/15/2010	50,000	51,550
5.0%, 5/15/2010	250,000	257,208
New York, Tobacco Settlement Financing Corp., Series C-1, 5.5%, 6/1/2015	8,000,000	8,502,800
New York, Transportation/Tolls Revenue, Thruway Authority Service Contract, Local Highway and Bridge Project, 5.5%, 4/1/2011 (b)	2,500,000	2,678,275
New York, Triborough Bridge & Tunnel Authority, Convention Center Project, Series E, 7.25%, 1/1/2010	225,000	237,157
New York, NY, Core City General Obligation, Series B, 5.75%, 8/1/2015	5,000,000	5,514,250
New York, NY, General Obligation:
Series J-3, 3.42%*, 2/15/2016, JPMorgan Chase Bank (a)	1,150,000	1,150,000
Series J, 5.25%, 5/15/2015 (b)	4,000,000	4,424,960
Series A, 5.5%, 8/1/2014	10,000,000	11,057,800
Series G, Prerefunded, ETM, 6.75%, 2/1/2009	255,000	272,251
Series G, 6.75%, 2/1/2009	4,745,000	5,050,056
Series B, 7.25%, 8/15/2007	2,490,000	2,551,478
New York, NY, Industrial Development Agency, College of Aeronautics Project, 5.2%, 5/1/2009	205,000	210,047
New York, NY, State Agency General Obligation Lease, Tobacco Settlement Funding Corp, Series A-1, 5.5%, 6/1/2018	10,000,000	10,886,200
Oneida County, NY, Industrial Development Agency Revenue, Civic Facilities, 5.0%, 3/1/2014, Marine Midland Bank (a)	600,000	613,914
Onondaga County, NY, Industrial Development Agency Revenue, Civic Facilities Revenue, Lemoyne College Project, Series A, 5.0%, 3/1/2007	180,000	180,470
		66,354,765
North Carolina 0.2%
North Carolina, Electric Revenue, Municipal Power Agency, Series F, 5.5%, 1/1/2016	1,000,000	1,080,560
Wake County, NC, Hospital Revenue, ETM, 6.25%, 1/1/2008	45,000	45,577
		1,126,137
North Dakota 0.2%
Fargo, ND, Health Systems Revenue, Series A, 5.6%, 6/1/2013 (b)	1,250,000	1,285,888
Ohio 2.9%
Columbus, OH, General Obligation, Series 1, 5.0%, 7/1/2014	9,905,000	10,869,846
Franklin County, OH, Hospital & Healthcare Revenue, Ohio Presbyterian Services:
5.15%, 7/1/2007	1,000,000	1,005,320
5.4%, 7/1/2010	750,000	770,722
Ohio, Capital Housing Corp. Mortgage, Georgetown Section 8, Series A, 6.625%, 7/1/2022	745,000	746,304
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (b)	1,140,000	1,236,877
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project, Series B, 5.5%, 6/1/2015 (b)	2,280,000	2,597,923
Ohio, Water Development Authority, Pollution Control Facilities Revenue, Republic Steel Project, ETM, 6.375%, 6/1/2007	20,000	20,283
Sandusky County, OH, Health Care Facilities Revenue, Bethany Place Retirement Center Project, 5.15%, 7/1/2009	35,000	35,203
Stark County, OH, Health Care Facility, Rose Land, Inc. Project:
5.3%, 7/20/2018	850,000	892,245
5.35%, 7/20/2023	940,000	986,088
		19,160,811
Oklahoma 0.3%
Grand River, OK, Dam Authority Revenue, ETM, 6.25%, 11/1/2008	85,000	86,838
Oklahoma, Housing Finance Agency, Multi-Family Housing, Northpark & Meadowlane Project, 5.1%, 12/1/2007	200,000	201,966
Oklahoma, Ordinance Works Authority, Ralston Purina Project, 6.3%, 9/1/2015	1,500,000	1,533,120
		1,821,924
Oregon 2.1%
Oregon, Department Transportation Highway, User Tax Revenue, Series A, 5.25%, 11/15/2015	3,000,000	3,337,650
Oregon, Sales & Special Tax Revenue, Department Administrative Services, Lottery Revenue, Series B, 5.75%, 4/1/2013 (b)	4,000,000	4,236,400
Washington, Multnomah, & Yamhill Counties, OR, Hillsboro School District No. 1J, 5.0%, 6/15/2018 (b)	6,000,000	6,634,440
		14,208,490
Pennsylvania 4.5%
Allegheny County, PA, Airport Revenue, San Authority, 5.375%, 12/1/2015 (b)	3,370,000	3,658,539
Allegheny County, PA, Residental Finance Authority, Single Family Mortgage, Series CC-2, 5.2%, 5/1/2017	105,000	109,213
Beaver County, PA, Industrial Development Authority, Health Care Revenue, Providence Project, Series C, 4.85%, 5/20/2010	895,000	908,371
Berks County, PA, Redevelopment Authority, Multi-Family Revenue, Woodgate Associate Project, Series A, 5.15%, 1/1/2019	1,610,000	1,627,291
Chester County, PA, Health & Education Facility, Immaculata College:
5.0%, 10/15/2007	310,000	309,997
5.1%, 10/15/2008	120,000	120,008
5.125%, 10/15/2009	230,000	230,018
5.3%, 10/15/2011	280,000	280,042
Delaware County, PA, County General Obligation, 5.125%, 10/1/2014	4,200,000	4,372,410
Delaware County, PA, Housing Authority, Dunwood Village Project, 6.125%, 4/1/2020	100,000	107,572
Erie, PA, Higher Education Building Authority, Gannon University Project, Series E, 5.2%, 7/15/2016	800,000	813,776
Erie, PA, Higher Education Building Authority, Mercyhurst College Project:
5.75%, 3/15/2012	110,000	111,413
5.85%, 3/15/2017	325,000	329,147
Fayette County, PA, Hospital Authority, Uniontown Hospital, 5.45%, 6/15/2007 (b)	340,000	343,424
Lancaster, PA, Sewer Authority Revenue, ETM, 6.0%, 4/1/2012	60,000	63,428
Pennsylvania, Delaware River Junction Toll Bridge, Commonwealth of Pennsylvania Bridge Revenue, 5.25%, 7/1/2013	1,000,000	1,093,810
Pennsylvania, Delaware River Port Authority, ETM, 6.5%, 1/15/2011	80,000	85,094
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, Ursinus College Project, 5.5%, 1/1/2007	265,000	265,424
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of the Arts, 5.5%, 3/15/2013 (b)	800,000	842,448
Pennsylvania, Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation:
Series A, 5.4%, 11/15/2007 (b)	350,000	355,673
Series C, 5.875%, 11/15/2018 (b)	1,450,000	1,481,494
Pennsylvania, Higher Educational Facility, Gwynedd Mercy College, 5.0%, 11/1/2008	230,000	230,918
Pennsylvania, State General Obligation, Series First, 6.0%, 1/15/2013	5,500,000	5,950,230
Philadelphia, PA, Hospital & Higher Education Authority, Health System, Series A, 5.375%, 1/1/2028	2,645,000	2,739,612
Philadelphia, PA, Industrial Development Authority, Elmira Jefferies Memorial Home, Series A, 4.75%, 2/1/2008	100,000	100,500
Philadelphia, PA, Industrial Development Authority, Jeanes Physicians' Office, Series A, 9.375%, 7/1/2010	315,000	315,454
Philadelphia, PA, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, 5.45%, 2/1/2023	670,000	681,799
Philadelphia, PA, School District General Obligation:
Series C, 5.75%, 3/1/2011 (b)	500,000	534,035
Series C, 5.875%, 3/1/2013 (b)	1,000,000	1,071,880
Scranton-Lackawanna Counties, PA, University of Scranton Project, 5.15%, 11/1/2011 (b)	250,000	253,535
Williamsport, PA, Multi-Family Housing Authority, Series A, 5.25%, 1/1/2015 (b)	885,000	911,931
		30,298,486
Puerto Rico 1.1%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	1,470,000	1,594,906
Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue, Series BB, 5.25%, 7/1/2018 (b)	5,000,000	5,701,950
		7,296,856
Rhode Island 0.8%
Rhode Island, State & Providence Plantations, Construction Capital Development Loan, Series A, 5.0%, 8/1/2017 (b)	5,000,000	5,525,400
South Carolina 1.6%
Columbia, SC, Waterworks & Sewer Systems Revenue, ETM, 7.75%, 1/1/2011	2,220,000	2,398,732
South Carolina, Water & Sewer Revenue, Grand Strand Water and Sewer Authority:
5.375%, 6/1/2015 (b)	3,705,000	4,028,706
5.375%, 6/1/2016 (b)	3,900,000	4,230,642
		10,658,080
Tennessee 2.9%
Greeneville, TN, Health & Education Facility Board, Southern Advent Hospital, ETM, 8.7%, 10/1/2009	150,000	162,653
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013 (b)	3,305,000	3,667,129
Memphis and Shelby Counties, TN, Sports, Expo & Entertainment Revenue, Sports Authority Memphis Arena Project, Series A, 5.5%, 11/1/2015 (b)	3,545,000	3,893,190
Memphis, TN, Health, Education & Housing Facility Board, Multi-Family Housing, Hickory Pointe Apartments Project, Series A, 5.4%, 7/1/2010 (b)	465,000	475,760
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Home, Inc. Project, Series A, Prerefunded, 9.0%, 10/1/2022	165,000	179,472
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Modal Health, 5.5%, 5/1/2023 (b)	530,000	549,382
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Open Arms Care Corp., 5.1%, 8/1/2016 (b)	1,000,000	1,018,750
Nashville & Davidson Counties, TN, Multi-Family Housing, Welch Bend Apartments, Series A, 5.5%, 1/1/2027	1,600,000	1,601,808
Nashville & Davidson Counties, TN, Water & Sewer Revenue, Series B, 5.25%, 1/1/2013 (b)	3,310,000	3,620,213
Shelby County, TN, Health Educational & Housing Facility Board, Methodist Health Systems, 5.2%, 8/1/2013 (b)	1,125,000	1,157,501
Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.0%, 9/1/2016	2,700,000	2,946,186
		19,272,044
Texas 12.1%
Austin, TX, Electric Revenue, Zero Coupon, 11/15/2009 (b)	5,775,000	5,185,950
Bexar County, TX, Housing Finance Corp., Multi-Family Housing Revenue, American Opportunity Housing, Series A, 5.8%, 1/1/2031 (b)	200,000	211,646
Brownsville, TX, Electric Revenue, 6.25%, 9/1/2014 (b)	6,500,000	7,281,690
Bryan, TX, Higher Education Authority, Educational Facilities Revenue, Allen Academy Project:
Series A, ETM, 144A, 6.5%, 12/1/2006	35,000	35,002
Series A, Prerefunded, 144A, 7.3%, 12/1/2016	1,315,000	1,341,418
Del Rio, TX, General Obligation:
5.55%, 4/1/2011 (b)	45,000	46,183
5.65%, 4/1/2013 (b)	95,000	97,620
5.75%, 4/1/2016 (b)	45,000	46,299
5.75%, 4/1/2017 (b)	185,000	190,341
6.5%, 4/1/2010 (b)	95,000	98,639
7.5%, 4/1/2008 (b)	95,000	99,346
7.5%, 4/1/2009 (b)	145,000	152,428
Denison, TX, Hospital & Healthcare Revenue, Texoma Medical Center, Inc. Project, 6.125%, 8/15/2012	1,000,000	1,024,680
Denison, TX, Hospital Authority, Texoma Medical Center, ETM, 7.125%, 7/1/2008	35,000	36,195
Grand Prairie, TX, Metropolitan Utilities, Water & Sewer Revenue, 6.5%, 4/1/2012 (b)	1,000,000	1,007,310
Harris County, TX, Permanent Improvement, Series A, 5.0%, 10/1/2018	2,165,000	2,372,364
Houston, TX, Sewer Systems Revenue, ETM, 6.375%, 10/1/2008	115,000	118,548
Houston, TX, Water & Sewer Revenue:
Series A, 5.5%, 12/1/2015 (b)	8,250,000	8,938,215
Series B, Prerefunded, 5.75%, 12/1/2016 (b)	1,000,000	1,116,000
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013 (b)	2,500,000	2,887,950
Jefferson County, TX, Health Facilities Development Corp., Baptist Hospitals, 5.2%, 8/15/2021 (b)	375,000	394,609
Lewisville, TX, Combination Contract Revenue, General Obligation, 144A, 5.625%, 9/1/2017 (b)	3,545,000	3,801,481
North East, TX, School District, General Obligation, 6.0%, 2/1/2015	4,575,000	4,912,909
Northeast, TX, Hospital Authority Revenue, ETM, 8.0%, 7/1/2008	195,000	203,309
Northern, TX, Health Facilities Development Corp., United Regional Health Care Systems Project, 5.0%, 9/1/2014 (b)	5,750,000	5,857,295
Northside, TX, Independent School District, General Obligation, 5.0%, 2/15/2015	2,160,000	2,339,388
Odessa, TX, Housing Finance Corp., Single Family Mortgage, Series A, 8.45%, 11/1/2011	98,585	98,920
Plano, TX, Independent School District, 5.25%, 2/15/2014	1,570,000	1,671,438
Robstown, TX, Electric Light & Power Revenue, 6.0%, 12/1/2006	100,000	100,005
San Antonio, TX, General Improvement, Series 2006, 5.5%, 8/1/2014 (b)	3,000,000	3,377,370
Tarrant County, TX, Health Facility, South Central Nursing, Series A, 6.0%, 1/1/2037 (b)	115,000	122,246
Tarrant County, TX, Housing Finance Corp., Multi-Family Housing, Summit Project, Series A, 5.08%, 9/1/2027	1,510,000	1,510,060
Texarkana, TX, Housing Finance Corp., Summerhill, Series A, 144A, 5.55%, 1/20/2007	15,000	15,015
Texas, Lower Colorado River Authority Revenue, Series A, 5.875%, 5/15/2014 (b)	2,500,000	2,656,500
Texas, Municipal Power Agency Revenue:
Zero Coupon, 9/1/2014 (b)	40,000	29,891
ETM, Zero Coupon, 9/1/2014 (b)	1,760,000	1,306,254
Texas, Water & Sewer Revenue, 5.375%, 3/1/2015 (b)	3,710,000	4,071,206
Texas, Water & Sewer Revenue, State Revenue Revolving Funds Project:
Series A, 5.625%, 7/15/2013	2,290,000	2,444,575
Series A, 5.75%, 7/15/2013	3,000,000	3,187,080
Series B, 5.75%, 7/15/2014	3,555,000	3,775,055
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit:
Series A, 5.75%, 11/15/2010 (b)	1,000,000	1,066,710
Series A, 6.25%, 11/15/2013 (b)	5,000,000	5,421,650
Waxahachie, TX, Independent School District, Prerefunded, ETM, Zero Coupon, 8/15/2009	150,000	136,112
Waxahachie, TX, School District General Obligation, Independent School District, Zero Coupon, 8/15/2009	250,000	226,550
		81,013,452
Utah 0.1%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (b)	800,000	836,168
Provo City, UT, Housing Authority, Multi-Family Housing, Lookout Pointe Apartments, 6.0%, 7/20/2008	125,000	127,134
Utah, Housing Finance Agency, Single Family Mortgage, Series F-1, Class I, 5.5%, 7/1/2016	50,000	50,673
Utah, Housing Finance Agency, Sub-Single Family Mortgage, Series F-1, 5.85%, 7/1/2007 (b)	5,000	5,007
		1,018,982
Vermont 0.1%
Vermont, Education & Health Building Finance Authority, Norwich University Project:
5.0%, 7/1/2007	310,000	312,421
5.75%, 7/1/2013	525,000	546,740
		859,161
Virgin Islands 0.3%
Virgin Islands, Electric Revenue, Water and Power Authority, 5.25%, 7/1/2009	2,000,000	2,045,720
Virginia 0.4%
Newport News, VA, Industrial Development Authority, Mennowood Communities, Series A, 7.25%, 8/1/2016	725,000	748,374
Richmond, VA, Metro Expressway Authority, ETM, 7.0%, 10/15/2013 (b)	1,560,000	1,729,946
		2,478,320
Washington 1.0%
Douglas County, WA, School District General Obligation, School District No. 206, Eastmont, 5.75%, 12/1/2013 (b)	2,000,000	2,179,880
Quinault Indian Nation, WA, Entertainment Revenue, Quinault Beach, Series A, 5.8%, 12/1/2015 (b)	300,000	313,470
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2:
Series A, 5.8%, 7/1/2007	2,120,000	2,147,412
Series A, 6.3%, 7/1/2012	1,000,000	1,134,510
Washington, Health Care, Nursing Home Revenue, Grays Harbor Community Hospital, 5.85%, 7/1/2012 (b)	725,000	780,571
		6,555,843
West Virginia 0.7%
Beckley, WV, Nursing Facility, Berkley Healthcare Corp. Project:
5.55%, 9/1/2008, Fleet Bank (a)	190,000	193,849
5.7%, 9/1/2009, Fleet Bank (a)	150,000	153,015
Harrison County, WV, Collateralized Mortgage Obligation, Series B, Zero Coupon, 10/20/2010 (b)	1,278,203	962,052
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015 (b)	2,940,000	3,288,243
		4,597,159
Wisconsin 2.5%
Oshkosh, WI, Hospital Facility, Mercy Medical Center, Prerefunded, 7.375%, 7/1/2009	15,000	15,289
Shell Lake, WI, Nursing Home Revenue, Terraceview Living, 5.3%, 9/20/2018	965,000	965,926
Wisconsin, Health & Educational Facilities, Revenue Authority, 6.0%, 5/15/2016 (b)	1,000,000	1,034,430
Wisconsin, Health & Educational Facilities, Sister Sorrowful Mothers, Series A, 5.3%, 8/15/2009 (b)	890,000	910,728
Wisconsin, Health & Educational Facilities, Viterbo College, Inc. Project, Series A:
5.75%, 2/1/2012, US Bank Trust NA (a)	340,000	340,864
6.0%, 2/1/2017, US Bank Trust NA (a)	405,000	406,049
Wisconsin, State General Obligation:
Series C, 5.25%, 5/1/2016 (b)	7,705,000	8,323,712
Series D, Prerefunded, 5.75%, 5/1/2015	4,000,000	4,359,440
		16,356,438
Wyoming 0.1%
Platte County, WY, Pollution Control Revenue, Tri-State Generation & Transmission Association, Inc., Series A, 3.75%*, 7/1/2014, National Rural Utilities Finance (a)	600,000	600,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $628,852,651)+	98.6	657,511,982
Other Assets and Liabilities, Net	1.4	9,140,716
Net Assets	100.0	666,652,698

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of November 30, 2006.

+ The cost for federal income tax purposes was $628,393,752. At November 30, 2006, net unrealized appreciation for all securities based on tax cost was $29,118,230. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $29,173,114 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $54,884.

(a) Security incorporates a letter of credit from a major bank.

(b) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
American Capital Access (ACA)	1.3
Ambac Financial Group	13.2
Financial Guaranty Insurance Company	10.6
Financial Security Assurance Inc.	12.7
MBIA Corp.	15.3
Radian Asset Assurance	1.2

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2006 (Unaudited)
Assets
Investments in securities, at value (cost $628,852,651)	$ 657,511,982
Cash	33,744
Receivable for investments sold	12,415,631
Interest receivable	9,313,601
Receivable for Fund shares sold	3,594,461
Other assets	61,180
Total assets	682,930,599
Liabilities
Payable for investments purchased	14,531,115
Dividends payable	311,716
Payable for Fund shares redeemed	841,043
Accrued management fee	177,475
Other accrued expenses and payables	416,552
Total liabilities	16,277,901
Net assets, at value	$ 666,652,698
Net Assets
Net assets consist of: Undistributed net investment income	340,657
Net unrealized appreciation (depreciation) on: Investments	28,659,331
Accumulated net realized gain (loss)	(2,402,752)
Paid-in capital	640,055,462
Net assets, at value	$ 666,652,698

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($85,160,926 ÷ 7,598,383 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.21
Maximum offering price per share (100 ÷ 97.25 of $11.21)	$ 11.53

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,098,569 ÷ 454,616 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.22

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,625,583 ÷ 859,100 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.20
Class S Net Asset Value, offering and redemption price(a) per share ($408,190,428 ÷ 36,411,450 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.21

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($158,577,192 ÷ 14,143,429 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.21

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2006 (Unaudited)
Investment Income
Income: Interest	$ 16,083,454
Expenses: Management fee	1,084,067
Administration fee	344,148
Services to shareholders	194,537
Custodian fee	7,372
Distribution service fees	217,957
Auditing	49,888
Legal	24,954
Trustees' fees and expenses	25,928
Reports to shareholders	56,485
Registration fees	46,447
Other	39,030
Total expenses before expense reductions	2,090,813
Expense reductions	(7,110)
Total expenses after expense reductions	2,083,703
Net investment income	13,999,751
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	718,881
Net unrealized appreciation (depreciation) during the period on investments	8,372,715
Net gain (loss) on investment transactions	9,091,596
Net increase (decrease) in net assets resulting from operations	$ 23,091,347

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2006 (Unaudited)	Year Ended May 31, 2006
		Operations: Net investment income	$ 13,999,751	$ 30,424,448
Net realized gain (loss) on investment transactions	718,881	1,465,747
Net unrealized appreciation (depreciation) during the period on investment transactions	8,372,715	(23,783,303)
Net increase (decrease) in net assets resulting from operations	23,091,347	8,106,892
Distributions to shareholders from: Net investment income: Class A	(1,984,800)	(3,689,530)
Class B	(81,903)	(200,902)
Class C	(157,035)	(351,869)
Investment Class	(377,347)	(958,232)
Class AARP	(35,638)	(314,776)
Class S	(8,074,993)	(17,937,126)
Institutional Class	(3,201,360)	(6,878,380)
Net realized gains: Class A	(42,050)	(144,694)
Class B	(2,500)	(9,888)
Class C	(4,717)	(17,484)
Investment Class	—	(38,936)
Class AARP	—	(11,867)
Class S	(200,211)	(662,016)
Institutional Class	(77,814)	(260,373)
Fund share transactions: Proceeds from shares sold	59,765,978	158,468,733
Reinvestment of distributions	9,320,040	20,887,115
Cost of shares redeemed	(111,401,520)	(265,221,824)
Redemption fees	6,701	8,328
Net increase (decrease) in net assets from Fund share transactions	(42,308,801)	(85,857,648)
Increase (decrease) in net assets	(33,457,822)	(109,226,829)
Net assets at beginning of period	700,110,520	809,337,349
Net assets at end of period (including undistributed net investment income of $340,657 and $253,982, respectively)	$ 666,652,698	$ 700,110,520

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.06	$ 11.40	$ 11.26	$ 11.81	$ 11.34	$ 11.26
Income from investment operations: Net investment income	.22	.42	.43	.43	.45	.46
Net realized and unrealized gain (loss) on investment transactions	.16	(.32)	.15	(.55)	.52	.08
Total from investment operations	.38	.10	.58	(.12)	.97	.54
Less distributions from: Net investment income	(.22)	(.42)	(.43)	(.43)	(.45)	(.46)
Net realized gain on investment transactions	(.01)	(.02)	(.01)	(.00)***	(.05)	—
Total distributions	(.23)	(.44)	(.44)	(.43)	(.50)	(.46)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 11.21	$ 11.06	$ 11.40	$ 11.26	$ 11.81	$ 11.34
Total Return (%)[c]	3.38**	.90	5.25	(1.02)[d]	8.78	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85	106	93	87	70	30
Ratio of expenses before expense reductions (%)	.78*	.78	.85	.96	.93	.92*
Ratio of expenses after expense reductions (%)	.78*	.78	.85	.94	.93	.92*
Ratio of net investment income (%)	3.90*	3.80	3.82	3.71	3.96	4.19*
Portfolio turnover rate (%)	40*	41	45	21	13	18

[a] For the six months ended November 30, 2006 (Unaudited).

[b] For the period from June 11, 2001 (commencement of operations of Class A shares) to May 31, 2002.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 11.41	$ 11.26	$ 11.81	$ 11.35	$ 11.26
Income from investment operations: Net investment income	.17	.34	.34	.34	.36	.37
Net realized and unrealized gain (loss) on investment transactions	.16	(.32)	.16	(.55)	.51	.09
Total from investment operations	.33	.02	.50	(.21)	.87	.46
Less distributions from: Net investment income	(.17)	(.34)	(.34)	(.34)	(.36)	(.37)
Net realized gain on investment transactions	(.01)	(.02)	(.01)	(.00)***	(.05)	—
Total distributions	(.18)	(.36)	(.35)	(.34)	(.41)	(.37)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 11.22	$ 11.07	$ 11.41	$ 11.26	$ 11.81	$ 11.35
Total Return (%)[c]	2.99d**	.13[d]	4.54[d]	(1.80)[d]	7.88	4.02**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	8	9	11	6
Ratio of expenses before expense reductions (%)	1.59*	1.57	1.63	1.76	1.75	1.74*
Ratio of expenses after expense reductions (%)	1.54*	1.55	1.61	1.73	1.75	1.74*
Ratio of net investment income (%)	3.14*	3.03	3.06	2.92	3.14	3.37*
Portfolio turnover rate (%)	40*	41	45	21	13	18

a For the six months ended November 30, 2006 (Unaudited).

[b] For the period from June 11, 2001 (commencement of operations of Class B shares) to May 31, 2002.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.06	$ 11.40	$ 11.25	$ 11.80	$ 11.34	$ 11.26
Income from investment operations: Net investment income (loss)	.17	.34	.34	.34	.36	.37
Net realized and unrealized gain (loss) on investment transactions	.15	(.32)	.16	(.55)	.51	.08
Total from investment operations	.32	.02	.50	(.21)	.87	.45
Less distributions from: Net investment income	(.17)	(.34)	(.34)	(.34)	(.36)	(.37)
Net realized gain on investment transactions	(.01)	(.02)	(.01)	(.00)***	(.05)	—
Total distributions	(.18)	(.36)	(.35)	(.34)	(.41)	(.37)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 11.20	$ 11.06	$ 11.40	$ 11.25	$ 11.80	$ 11.34
Total Return (%)[c]	2.90d**	.14[d]	4.54	(1.76)[d]	7.82	4.06**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	11	13	14	11	4
Ratio of expenses before expense reductions (%)	1.57*	1.55	1.62	1.73	1.72	1.72*
Ratio of expenses after expense reductions (%)	1.54*	1.54	1.62	1.70	1.72	1.72*
Ratio of net investment income (loss) (%)	3.14*	3.04	3.05	2.95	3.17	3.39*
Portfolio turnover rate (%)	40*	41	45	21	13	18

a For the six months ended November 30, 2006 (Unaudited).

[b] For the period from June 11, 2001 (commencement of operations of Class C shares) to May 31, 2002.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.06	$ 11.41	$ 11.26	$ 11.81	$ 11.35	$ 11.22
Income from investment operations: Net investment income	.23	.45	.46	.46	.48	.50
Net realized and unrealized gain (loss) on investment transactions	.16	(.33)	.16	(.55)	.51	.13
Total from investment operations	.39	.12	.62	(.09)	.99	.63
Less distributions from: Net investment income	(.23)	(.45)	(.46)	(.46)	(.48)	(.50)
Net realized gain on investment transactions	(.01)	(.02)	(.01)	(.00)*	(.05)	—
Total distributions	(.24)	(.47)	(.47)	(.46)	(.53)	(.50)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 11.21	$ 11.06	$ 11.41	$ 11.26	$ 11.81	$ 11.35
Total Return (%)	3.51b**	1.06	5.62	(.78)[b]	8.92	5.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	408	398	467	495	556	578
Ratio of expenses before expense reductions (%)	.55*	.55	.59	.70	.69	.68
Ratio of expenses after expense reductions (%)	.55*	.55	.59	.69	.69	.68
Ratio of net investment income (%)	4.13*	4.03	4.08	3.95	4.20	4.42
Portfolio turnover rate (%)	40*	41	45	21	13	18
[a] For the six months ended November 30, 2006 (Unaudited). [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.005.
Institutional Class Years Ended May 31,	2006[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 11.41	$ 11.45
Income (loss) from investment operations: Net investment income	.23	.45	.22
Net realized and unrealized gain (loss) on investment transactions	.15	(.32)	(.04)
Total from investment operations	.38	.13	.18
Less distributions from: Net investment income	(.23)	(.45)	(.22)
Net realized gain on investment transactions	(.01)	(.02)	—
Total distributions	(.24)	(.47)	(.22)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 11.21	$ 11.07	$ 11.41
Total Return (%)	3.43**	1.16	1.58**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159	151	191
Ratio of expenses (%)	.52*	.53	.45*
Ratio of net investment income (%)	4.16*	4.05	4.38*
Portfolio turnover rate (%)	40*	41	45

[a] For the six months ended November 30, 2006 (Unaudited).

[b] For the period from December 20, 2004 (commencement of operations of Institutional Class shares) to May 31, 2005.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Intermediate Tax/AMT Free Fund (the "Fund") is a diversified series of DWS Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP were designed for members of AARP (please see Note C, under the caption Other Related Parties). Class AARP shares were converted into Class S shares on July 14, 2006, and Investment Class shares were converted into Class S shares on October 20, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factor. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $3,559,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2007, the expiration date, whichever occurs first, which may be subject to certain limitations under section 382-384 of the Internal Revenue Code.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended November 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $136,939,719 and $184,299,939, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Effective June 1, 2006, the management fee payable under the Amended and Restated Investment Management Agreement is at an annual rate of 0.315% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective June 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	.79%
Class B	1.54%
Class C	1.54%
Class S	.55%
Institutional Class	.55%

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended November 30, 2006, the Advisor received an Administration Fee of $344,148, of which $54,600 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C, Investment Class (through October 20, 2006) and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP (through July 14, 2006) and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended November 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2006
Class A	$ 13,502	$ —	$ 7,314
Class B	2,090	1,405	801
Class C	2,152	1,513	35
Investment Class	2,594	—	—
Class AARP	1,315	—	—
Class S	72,904	3,992	66,062
Institutional Class	19,805	—	10,707
	$ 114,362	$ 6,910	$ 84,919

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2006 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2006
Class B	$ 19,753	$ 3,188
Class C	37,895	5,992
	$ 57,648	$ 9,180

In addition DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and Investment Class (through October 20, 2006) shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2006	Annualized Effective Rate
Class A	$ 119,665	$ 11,761.23%
Class B	6,389	803.24%
Class C	11,693	1,182.23%
Investment Class	22,562	—	.23%
	$ 160,309	$ 13,746

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid to DWS-SDI in connection with the distribution of Class A shares for the six months ended November 30, 2006 aggregated $289.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2006, the CDSC for Class B and C shares aggregated $20,025 and $262, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $20,960, of which $9,360 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

D. Expense Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2006, the Fund's custodian fees were reduced by $200 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2006		Year Ended May 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,710,975	$ 18,995,866	3,456,517	$ 38,663,050
Class B	4,116	45,868	49,527	555,734
Class C	56,055	623,406	168,129	1,890,676
Investment Class*	753,637	8,381,207	768,826	8,609,557
Class AARP*	3,726	41,015	71,231	801,097
Class S*	947,030	10,546,214	7,302,218	82,058,617
Institutional Class	1,900,908	21,132,402	2,309,111	25,890,002
		$ 59,765,978		$ 158,468,733
Shares issued to shareholders in reinvestment of distributions
Class A	82,115	$ 911,916	160,111	$ 1,795,729
Class B	3,626	40,298	8,910	100,127
Class C	5,299	58,837	12,568	141,058
Investment Class*	27,914	309,523	86,296	969,042
Class AARP*	1,612	17,671	19,283	216,536
Class S*	496,000	5,511,971	1,098,958	12,337,109
Institutional Class	222,166	2,469,824	474,361	5,327,514
		$ 9,320,040		$ 20,887,115
Shares redeemed
Class A	(3,741,766)	$ (41,633,732)	(2,245,307)	$ (25,137,579)
Class B	(50,460)	(560,382)	(265,926)	(2,983,714)
Class C	(158,635)	(1,762,986)	(406,322)	(4,571,389)
Investment Class*	(370,457)	(4,111,304)	(1,245,552)	(13,979,694)
Class AARP*	(25,620)	(283,982)	(181,762)	(2,031,173)
Class S*	(4,096,131)	(45,489,303)	(13,386,067)	(149,902,599)
Institutional Class	(1,579,366)	(17,559,831)	(5,935,669)	(66,615,676)
		$ (111,401,520)		$ (265,221,824)
Redemption fees		$ 6,701		$ 8,328
Shares converted*
Investment Class	(2,484,385)	$ (27,674,760)	—	$ —
Class AARP	(610,090)	(6,724,118)	—	—
Class S	3,094,475	34,398,878	—	—
		$ —		$ —
Net increase (decrease)
Class A	(1,948,676)	$ (21,725,733)	1,371,321	$ 15,324,238
Class B	(42,718)	(474,214)	(207,489)	(2,327,022)
Class C	(97,281)	(1,080,582)	(225,625)	(2,539,494)
Investment Class*	(2,073,291)	(23,094,917)	(390,430)	(4,400,918)
Class AARP*	(630,372)	(6,949,414)	(91,248)	(1,013,386)
Class S*	441,374	4,968,770	(4,984,891)	(55,503,358)
Institutional Class	543,708	6,047,289	(3,152,197)	(35,397,708)
		$ (42,308,801)		$ (85,857,648)

* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP and Investment Class shares of the Fund into Class S shares of the Fund. These conversions were completed on July 14, 2006 and October 20, 2006, respectively, and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Intermediate Tax/AMT Free Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Board Members. ("Number of Votes" represents all funds that are series of DWS Tax Free Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	43,097,671.070	1,694,728.102
Dawn-Marie Driscoll	43,107,526.065	1,684,873.107
Keith R. Fox	43,108,119.033	1,684,280.139
Kenneth C. Froewiss	43,102,369.906	1,690,029.266
Martin J. Gruber	43,063,993.292	1,728,405.880
Richard J. Herring	43,087,726.790	1,704,672.382
Graham E. Jones	43,013,549.297	1,778,849.875
Rebecca W. Rimel	43,089,764.223	1,702,634.949
Philip Saunders, Jr.	43,064,668.824	1,727,730.348
William N. Searcy, Jr.	43,039,080,419	1,753,318.753
Jean Gleason Stromberg	43,039,293.821	1,753,105.351
Carl W. Vogt	42,999,249.900	1,793,149.272
Axel Schwarzer	43,013,519.181	1,778,879.991

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,276,465.530	1,314,153.142	1,410,431.500	8,791,349.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
30,640,778.085	3,839,777.871	1,520,494.216	8,791,349.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,665,464.940	1,631,990.752	1,703,594.480	8,791,349.000

IV-A. Approval of Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Tax Free Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,075,244.673	1,265,441.031	1,660,364.468	8,791,349.000

The Meeting was reconvened on August 31, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

IV-B. Approval of Further Amendments to the Amended and Restated Declaration of Trust.1

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
39,382,284.714	1,764,037.689	1,803,236.601	6,513,109.000

1 This proposal was not approved by the shareholders.

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeIM helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the Fund's performance (Class S shares) was in the 2nd quartile of the applicable Lipper universe in each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has outperformed its benchmark in the one-year period ended June 30, 2006 and has underperformed its benchmark in the three- and five-year periods ended June 30, 2006. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeIM and its affiliates as a result of DeIM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeIM, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeIM and its affiliates) research services from third parties that are generally useful to DeIM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SZMAX	SZMBX	SZMCX	SZMIX
CUSIP Number	23337X-103	23337X-202	23337X-301	23337X-707
Fund Number	445	645	745	1445
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCMTX
Fund Number	2045

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	January 29, 2007